UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06500

Name of Fund: MuniYield New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield New
      York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniYield New York
                                        Insured Fund, Inc.

Annual Report
October 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniYield New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strong, positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 11.71%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2         MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004          3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We continued to focus on increasing the Fund's yield while also looking to improve the portfolio's liquidity and flexibility in order to better respond to changing market conditions.

Describe the recent market environment relative to municipal bonds.

Over the past 12 months, amid considerable monthly volatility, long-term U.S. Treasury bond yields generally moved lower -- despite an increase in short-term interest rates by the Federal Reserve Board (the Fed). On October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, a decline of 34 basis points (.34%) from a year earlier. The yield on the 10-year U.S. Treasury note was 4.02%, a 27 basis point drop during the same 12-month period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, volatility in the municipal market was more subdued. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 27 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 22 basis points to 4.60%, while yields on 10-year AAA-rated issues dropped 28 basis points to 3.40%.

While more than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, this represented a decline of approximately 6% compared to the previous year. In New York, supply was even further limited, with a year-over-year decline of 16% as of October 31, 2004.

Describe conditions in the State of New York.

New York maintains credit ratings of A2 from Moody's Investors Service, AA from Standard & Poor's and AA- from Fitch. Moody's recently assigned a positive outlook to the state's credit rating, while Fitch carries a stable trend and Standard & Poor's applies a negative outlook.

The weakened economy continued to put pressure on New York's budget. Despite spending cuts and significant increases in personal and sales tax rates, the state relied on one-time revenue sources, particularly $4.2 billion in proceeds from tobacco settlement revenue bonds, to close its budget gap in fiscal year 2004 (which ended March 31, 2004).

The state's 2005 fiscal year opened without an adopted budget. The governor's executive budget totals $99 billion and recommends closing a $5 billion gap through $2.6 billion in spending cuts and $1.5 billion in non-recurring sources, significantly less than the prior two fiscal years. Adopting and maintaining a balanced budget has been complicated by political resistance to additional tax hikes and cuts in popular programs, as well as pressures from local governments for pension and Medicaid relief, and a lack of readily available one-time revenue sources. The proposed budget also does not address a lawsuit recently won by the Campaign for Fiscal Equity that could require up to $2 billion in annual state education spending.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2004, the Common Stock of MuniYield New York Insured Fund, Inc. had net annualized yields of 5.66% and 6.35%, based on a year-end per share net asset value of $14.81 and a per share market price of $13.20, respectively, and $.838 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.53%, based on an unchanged per share net asset value of $14.81, and assuming reinvestment of ordinary income dividends.

The Fund's total return, based on net asset value, lagged the +8.35% average return of the Lipper New York Insured Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) Fund performance was a reflection of our defensive market stance, which we employed in anticipation of a growing economy and rising interest rates. The defensive positioning, including a relatively short duration, was designed to reduce volatility in the portfolio and mitigate the negative price impact associated with a rise in interest rates.

The Fund's yield continued to be attractive throughout the year. In fact, the Fund was able to increase its dividend reserves, which should help maintain an attractive income stream, even in less favorable market scenarios.

For the six-month period ended October 31, 2004, the total investment return on the Fund's Common Stock was +6.62%, based on a change in per share net asset value from $14.35 to $14.81, and assuming reinvestment of ordinary income dividends.


4         MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the year?

Given the decline in new issuance of New York municipal bonds, opportunities to restructure the portfolio have been somewhat limited. In general, we focused on increasing the Fund's yield while also improving liquidity and diversification in the portfolio, giving it the flexibility to capitalize on market opportunities as they arise. This involved selling some of the portfolio's lower-yielding, less-appealing bonds while seeking to add more attractively structured issues in the 25-year to 30-year maturity range. In addition, by selling some of our less-appealing uninsured bonds, we freed up the portfolio's uninsured basket somewhat, thereby allowing us the flexibility to add higher-yielding uninsured bonds as they become available.

The Fund also disposed of its holding of Cicero bonds and liquidated its position in unenhanced tobacco bonds.

The average yields for the Fund's Auction Market Preferred Stock (AMPS) for the six months ended October 31, 2004, were: 1.12% for Series A; .86% for Series B; 1.11% for Series C; 1.01% for Series D; and 1.09% for Series E. These attractive funding levels, in combination with the steep municipal yield curve, continued to provide a significant income benefit to the Fund's Common Stock shareholders from the leveraging of Preferred Stock. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 30.74% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

We found ourselves in an unprecedented market in the past year. As the Fed increased short-term interest rates, yields on longer-dated bonds actually declined as their prices rallied. While our defensive stance was a detriment under these circumstances, we believe it is the prudent course going forward. We expect the Fed to continue its measured program of interest rate increases, which should force long-term bond yields higher. Thus, our defensive stance should lessen the Fund's net asset value volatility, while also continuing to generate an attractive yield for our shareholders.

We continue to maintain a fully invested portfolio targeting bonds with 25- to 30-year maturities. We are looking for opportunities to participate in bonds that appeal to retail as well as institutional investors, and believe that legislation through the "Liberty Program" should encourage new issuance. The legislation, passed after the events of September 11, 2001, allows for additional re-funding and provides for certain projects that would benefit New York City rebuilding efforts. The increased issuance could provide more attractive trading opportunities and the potential to further diversify the portfolio.

Timothy T. Browse, CFA
Vice President and Portfolio Manager

November 9, 2004


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004          5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
State                     Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
===================================================================================================================================
New York--132.0%
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa      $ 23,790   Albany County, New York, Airport Authority, Airport Revenue
                                                        Bonds, AMT, 6% due 12/15/2023 (c)                                 $  26,293
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         8,200   Buffalo and Fort Erie, New York, Public Bridge Authority, Toll
                                                        Bridge System Revenue Bonds, 5.75% due 1/01/2025 (d)                  8,330
                          ---------------------------------------------------------------------------------------------------------
                                                        Buffalo, New York, School, GO, Series D (b):
                          AAA       Aaa         1,250         5.50% due 12/15/2014                                            1,424
                          AAA       Aaa         1,500         5.50% due 12/15/2016                                            1,701
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,300   Buffalo, New York, Sewer Authority, Revenue Refunding Bonds,
                                                        Series F, 6% due 7/01/2013 (b)                                        5,126
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,700   Dutchess County, New York, Resource Recovery Agency Revenue
                                                        Bonds (Solid Waste System--Forward), Series A, 5.40%
                                                        due 1/01/2013 (d)                                                     1,915
                          ---------------------------------------------------------------------------------------------------------
                                                        Erie County, New York, IDA, School Facility Revenue Bonds (City
                                                        of Buffalo Project) (c):
                          AAA       Aaa         1,900         5.75% due 5/01/2020                                             2,184
                          AAA       Aaa         5,250         5.75% due 5/01/2024                                             5,907
                          ---------------------------------------------------------------------------------------------------------
                                                        Huntington, New York, GO, Refunding (a):
                          NR*       Aaa           485         5.50% due 4/15/2011                                               553
                          NR*       Aaa           460         5.50% due 4/15/2012                                               532
                          NR*       Aaa           455         5.50% due 4/15/2013                                               525
                          NR*       Aaa           450         5.50% due 4/15/2014                                               521
                          NR*       Aaa           450         5.50% due 4/15/2015                                               524
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         1,675   Ilion, New York, Central School District, GO, Series B, 5.50%
                                                        due 6/15/2010 (b)(e)                                                  1,924
                          ---------------------------------------------------------------------------------------------------------
                                                        Long Island Power Authority, New York, Electric System Revenue
                                                        Bonds, Series A (a):
                          AAA       Aaa         7,000         5% due 9/01/2029                                                7,225
                          AAA       Aaa         5,000         5% due 9/01/2034                                                5,148
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa           975   Manhasset, New York, Union Free School District, GO, 4.50%
                                                        due 9/15/2027 (b)                                                       976
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Metropolitan Transportation Authority, New York, Commuter
                                                        Facilities Revenue Bonds, Series A, 5.75% due 1/01/2008 (d)(e)        2,248
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        10,000   Metropolitan Transportation Authority, New York, Commuter
                                                        Facilities Revenue Refunding Bonds, Series B, 4.875%
                                                        due 7/01/2018 (b)(h)                                                 10,772
                          ---------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Dedicated Tax
                                                        Fund Revenue Bonds, Series A:
                          AAA       Aaa         7,280         5% due 11/15/2031 (b)                                           7,462
                          AAA       Aaa         1,015         5% due 11/15/2032 (c)                                           1,043
                          ---------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Dedicated Tax
                                                        Fund Revenue Refunding Bonds, Series A:
                          AAA       Aaa         7,500         5.50% due 11/15/2026 (c)                                        8,242
                          AAA       Aaa        10,000         5% due 11/15/2030 (d)                                          10,286
                          ---------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Revenue
                                                        Refunding Bonds:
                          NR*       Aaa        28,900         RIB, Series 724X, 9.49% due 11/15/2032 (c)(f)                  36,250
                          AAA       Aaa         2,500         Series A, 5.50% due 11/15/2018 (a)                              2,854
                          AAA       Aaa         1,740         Series A, 5.125% due 11/15/2022                                 1,861
                          AAA       Aaa         2,500         Series A, 5.25% due 11/15/2031 (b)                              2,654
                          AAA       Aaa         1,500         Series B, 5% due 11/15/2028 (d)                                 1,549
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Metropolitan Transportation Authority, New York, Service
                                                        Contract Revenue Refunding Bonds, Series A, 5% due 7/01/2025 (b)      2,083

Portfolio Abbreviations

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


6         MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's    Face
State                     Ratings+  Ratings+   Amount   Municipal Bonds                                                      Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Transit
                                                        Facilities Revenue Refunding Bonds, Series C (c)(e):
                          AAA       Aaa      $  2,885         5.125% due 1/01/2012                                        $   3,252
                          AAA       Aaa         1,640         5.125% due 7/01/2012                                            1,858
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,500   Metropolitan Transportation Authority, New York, Transportation
                                                        Revenue Bonds, Series A, 5% due 11/15/2032 (b)                        2,575
                          ---------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Transportation
                                                        Revenue Refunding Bonds (d):
                          AAA       Aaa           800         Series E, 5.125% due 11/15/2024                                   846
                          AAA       Aaa         6,235         Series F, 5.25% due 11/15/2027                                  6,614
                          AAA       Aaa         8,200         Series F, 5% due 11/15/2031                                     8,429
                          ---------------------------------------------------------------------------------------------------------
                                                        Monroe County, New York, IDA, Revenue Bonds (Southview Towers
                                                        Project), AMT:
                          NR*       Aa1         1,400         6.125% due 2/01/2020                                            1,543
                          NR*       Aa1         1,125         6.25% due 2/01/2031                                             1,231
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        12,130   Nassau Health Care Corporation, New York, Health System Revenue
                                                        Bonds, 5.75% due 8/01/2009 (c)(e)(m)                                 14,035
                          ---------------------------------------------------------------------------------------------------------
                          BBB       A3            455   New York City, New York, City Health and Hospital Corporation,
                                                        Health System Revenue Bonds, Series A, 5.375% due 2/15/2026             470
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,000   New York City, New York, City Health and Hospital Corporation,
                                                        Health System Revenue Refunding Bonds, Series A, 5.25%
                                                        due 2/15/2012 (a)                                                     3,367
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,275   New York City, New York, City IDA, Civic Facility Revenue
                                                        Refunding Bonds (Nightingale-Bamford School), 5.25%
                                                        due 1/15/2018 (a)                                                     1,406
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        13,175   New York City, New York, City IDA, IDR (Japan Airlines Company),
                                                        AMT, 6% due 11/01/2015 (c)                                           13,574
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         7,970   New York City, New York, City IDA, Parking Facility Revenue
                                                        Bonds (Royal Charter--New York Presbyterian), 5.75%
                                                        due 12/15/2029 (c)                                                    8,967
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        14,970   New York City, New York, City IDA, Special Facilities Revenue
                                                        Bonds (Terminal One Group), AMT, 6.125% due 1/01/2024 (d)            15,343
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa           500   New York City, New York, City Municipal Water Finance Authority,
                                                        Water and Sewer System Crossover Revenue Refunding Bonds,
                                                        Series F, 5% due 6/15/2029 (c)                                          512
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Municipal Water Finance Authority,
                                                        Water and Sewer System Revenue Bonds:
                          NR*       Aaa        12,500         RIB, Series 726X, 9.49% due 6/15/2027 (d)(f)                   15,569
                          AAA       Aaa         2,850         Series A, 5.75% due 6/15/2031 (b)                               3,164
                          AAA       Aaa         4,085         Series B, 5.75% due 6/15/2006 (d)(e)                            4,382
                          AAA       Aaa        17,200         Series B, 5.75% due 6/15/2029 (d)                              18,611
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Municipal Water Finance Authority,
                                                        Water and Sewer System Revenue Refunding Bonds:
                          AAA       Aaa         5,000         5.50% due 6/15/2033 (d)                                         5,410
                          AAA       Aaa         2,250         Series A, 5.375% due 6/15/2026 (c)                              2,359
                          AAA       Aaa         1,250         Series A, 5.125% due 6/15/2034 (d)                              1,295
                          AAA       Aaa         7,015         Series B, 5.75% due 6/15/2026 (d)                               7,496
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,020   New York City, New York, City Transit Authority, Metropolitan
                                                        Transportation Authority, Triborough, COP, Series A, 5.625%
                                                        due 1/01/2012 (a)                                                     1,155
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   New York City, New York, City Transitional Finance Authority,
                                                        Refunding Bonds, Future Tax Secured Revenue Series B, 5%
                                                        due 5/01/2030 (a)                                                     1,029
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Transitional Finance Authority
                                                        Revenue Bonds, Future Tax Secured:
                          AAA       Aaa         6,805         Series B, 6.25% due 5/15/2010 (b)(e)                            8,067
                          AA+       Aa2           800         Series B, 6.25% due 5/15/2010 (e)                                 948
                          AA+       Aa2         3,160         Series C, 5.50% due 5/01/2025                                   3,435
                          AAA       Aaa        16,195         Series C, 5% due 2/01/2033 (b)                                 16,690
                          AAA       Aaa         8,020         Series E, 5.25% due 2/01/2017 (b)                               8,879
                          AAA       Aaa         2,500         Series E, 5.25% due 2/01/2022 (d)                               2,709


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004          7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Transitional Finance Authority,
                                                        Revenue Refunding Bonds:
                          AAA       Aaa      $  3,000         Future Tax Secured, Series D, 5.25% due 2/01/2021 (d)       $   3,266
                          AAA       Aaa         1,000         Series A, 5% due 11/15/2026 (b)                                 1,036
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, GO:
                          NR*       Aaa        11,042         RIB, Series 725X, 9.49% due 3/15/2027 (c)(f)                   13,737
                          AAA       Aaa         3,000         Series A, 5.75% due 5/15/2024 (b)                               3,398
                          AAA       Aaa         2,500         Series B, 5.75% due 8/01/2013 (d)                               2,864
                          A         A2          3,750         Series D, 5.25% due 10/15/2023                                  3,978
                          A         A2          8,000         Series J, 5% due 5/15/2023                                      8,326
                          A         A2          2,295         Sub-Series C-1, 4.75% due 8/15/2025                             2,306
                          A         A2          1,150         Sub-Series C-1, 5.25% due 8/15/2026                             1,210
                          A         A2            750         Sub-Series C-1, 5.10% due 8/15/2027                               773
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, GO, Refunding:
                          AAA       A2            315         Series A, 6.375% due 5/15/2010 (b)(e)                             375
                          AAA       A2            685         Series A, 6.375% due 5/15/2013 (b)                                804
                          AAA       A2             70         Series B, 7% due 2/01/2018 (a)                                     70
                          A         A2          2,285         Series G, 5.75% due 2/01/2006 (e)                               2,431
                          A         A2          1,365         Series G, 5.75% due 2/01/2020                                   1,437
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, Sales Tax Asset Receivable Corporation
                                                        Revenue Bonds, Series A (a):
                          AAA       Aaa        10,000         5.25% due 10/15/2027                                           10,746
                          AAA       Aaa        10,000         5% due 10/15/2032                                              10,341
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, Trust for Cultural Resources Revenue
                                                        Refunding Bonds (American Museum of Natural History),
                                                        Series A (d):
                          AAA       Aaa         4,250         5% due 7/01/2036                                                4,395
                          AAA       Aaa         6,250         5% due 7/01/2044                                                6,379
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,345   New York State Dormitory Authority, Hospital Revenue Refunding
                                                        Bonds (The New York-Presbyterian Hospital), Series A, 5.25%
                                                        due 8/15/2019 (c)                                                     2,588
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,230   New York State Dormitory Authority, Mental Health Facilities
                                                        Revenue Bonds, Series B, 5.25% due 2/15/2017 (d)                      1,371
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority Revenue Bonds:
                          AAA       NR*         4,045         (Eger Health Care and Rehabilitation Center), 6.10%
                                                              due 8/01/2037 (i)                                               4,644
                          AAA       Aaa           500         (Fordham University), 5% due 7/01/2020 (b)                        534
                          AA        NR*         1,500         (Long Island University), Series B, 5.25%
                                                              due 9/01/2028 (k)                                               1,562
                          AA-       NR*         1,840         (Mental Health Services Facilities Improvement), Series B,
                                                              5.25% due 2/15/2023                                             1,961
                          AAA       Aaa         2,000         (New School for Social Research), 5.75% due 7/01/2026 (d)       2,185
                          AAA       Aaa         1,180         (New York State Rehabilitation Association), Series A,
                                                              5.25% due 7/01/2019 (j)                                         1,288
                          AAA       Aaa         1,000         (New York State Rehabilitation Association), Series A,
                                                              5.125% due 7/01/2023 (j)                                        1,055
                          AAA       Aaa         6,900         (School Districts Financing Program), Series E, 5.75%
                                                              due 10/01/2030 (d)                                              7,766
                          AAA       Aaa         1,000         Series B, 6.50% due 2/15/2011 (d)(h)                            1,200
                          AAA       Aaa         3,560         (State University Adult Facilities), Series B, 5.75%
                                                              due 5/15/2010 (c)(e)                                            4,129
                          AAA       Aaa           710         (Upstate Community Colleges), Series A, 6%
                                                              due 7/01/2015 (c)                                                 824
                          AAA       Aaa         1,070         (Upstate Community Colleges), Series A, 6%
                                                              due 7/01/2016 (c)                                               1,242
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority, Revenue Refunding Bonds:
                          AAA       Aaa         1,000         (City University System), Consolidated, Series 1, 5.625%
                                                              due 1/01/2008 (c)(e)                                            1,125
                          AAA       Aaa         4,400         (City University System), Series C, 7.50%
                                                              due 7/01/2010 (b)                                               5,100
                          AAA       A3          4,255         (Mental Health Services Facilities Improvement), Series A,
                                                              5.75% due 2/15/2007 (d)(e)                                      4,698
                          AAA       A3            150         (Mental Health Services Facilities Improvement), Series A,
                                                              5.75% due 2/15/2027 (d)                                           162
                          AAA       Aaa         1,370         (School District Financing Program), Series I, 5.75%
                                                              due 10/01/2018 (d)                                              1,585
                          AAA       Aaa         6,000         (Siena College), 5.75% due 7/01/2026 (d)                        6,556
                          ---------------------------------------------------------------------------------------------------------


8         MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority, State Personal Income Tax
                                                        Education Revenue Bonds, Series A:
                          AA        A1       $  1,625         5% due 3/15/2027                                            $   1,667
                          AAA       Aaa         3,000         5% due 3/15/2032 (d)                                            3,085
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        12,750   New York State Energy Research and Development Authority,
                                                        Facilities Revenue Refunding Bonds (Consolidated Edison Co. of
                                                        New York), Series A, 6.10% due 8/15/2020 (a)                         13,367
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,555   New York State Energy Research and Development Authority, Gas
                                                        Facilities Revenue Bonds (Brooklyn Union Gas Company), AMT,
                                                        Series B, 6.75% due 2/01/2024 (d)                                     4,618
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,500   New York State Environmental Facilities Corporation, Special
                                                        Obligation Revenue Refunding Bonds (Riverbank State Park),
                                                        6.25% due 4/01/2012 (a)                                               4,182
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,405   New York State HFA Revenue Refunding Bonds (Housing Mortgage
                                                        Project), Series A, 6.10% due 11/01/2015 (c)                          2,488
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa           800   New York State Housing Finance Agency, State Personal Income
                                                        Tax Revenue Bonds (Economic Development and Housing), Series A,
                                                        5% due 9/15/2023 (d)                                                    845
                          ---------------------------------------------------------------------------------------------------------
                          A1+       Aaa         8,000   New York State Local Government Assistance Corporation Revenue
                                                        Refunding Bonds, Sub Lien, VRDN, Series 4V, 1.73%
                                                        due 4/01/2022 (c)(g)                                                  8,000
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Medical Care Facilities Finance Agency Revenue
                                                        Bonds, Series A:
                          AAA       Aaa         5,375         (Health Center Project--Second Mortgage), 6.375%
                                                              due 11/15/2019 (a)                                              5,717
                          AAA       Aaa         1,500         (Mental Health Services), 6% due 2/15/2005 (d)(e)               1,549
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aa2         2,000   New York State Medical Care Facilities Finance Agency, Revenue
                                                        Refunding Bonds (Hospital and Nursing Homes), Series B, 6.25%
                                                        due 2/15/2025 (i)                                                     2,100
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         9,645   New York State Mortgage Agency, Homeowner Mortgage Revenue
                                                        Refunding Bonds, AMT, Series 67, 5.80% due 10/01/2028 (d)            10,057
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,850   New York State Mortgage Agency Revenue Bonds, DRIVERS, AMT,
                                                        Series 295, 9.676% due 4/01/2030 (d)(f)                               3,232
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Municipal Bond Bank Agency, Special School
                                                        Purpose Revenue Bonds, Series C:
                          A+        NR*         3,470         5.25% due 6/01/2019                                             3,756
                          A+        NR*         3,920         5.25% due 6/01/2020                                             4,220
                          A+        NR*         2,250         5.25% due 6/01/2021                                             2,409
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,820   New York State Thruway Authority, Highway and Bridge Trust Fund
                                                        Revenue Bonds, Series A, 6.25% due 4/01/2011 (c)                      3,294
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   New York State Thruway Authority, Local Highway and Bridge
                                                        Service Contract Revenue Bonds, Series A-2, 5.375%
                                                        due 4/01/2008 (d)(e)                                                  2,228
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Thruway Authority, Local Highway and Bridge
                                                        Service Contract Revenue Refunding Bonds (d):
                          AAA       Aaa         2,170         6% due 4/01/2007 (e)                                            2,418
                          AAA       Aaa         1,330         6% due 4/01/2011                                                1,470
                          AAA       Aaa         2,075         6% due 4/01/2012                                                2,294
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,045   New York State Thruway Authority, Second General Highway and
                                                        Bridge Trust Fund Revenue Bonds, Series A, 5.25%
                                                        due 4/01/2023 (d)                                                     3,285
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,000   New York State Thruway Authority, Service Contract Revenue
                                                        Bonds (Local Highway and Bridges Project), 5.75%
                                                        due 4/01/2010 (a)(e)                                                  3,473
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,525   New York State Thruway, Transportation Authority, State
                                                        Personal Income Tax Revenue Bonds, Series A, 5%
                                                        due 3/15/2020 (d)                                                     1,636
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Urban Development Corporation, Personal Income
                                                        Tax Revenue Bonds, Series C-1 (d):
                          AAA       Aaa         1,750         5% due 3/15/2023                                                1,847
                          AAA       Aaa         3,000         5% due 3/15/2033                                                3,085
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,190   New York State Urban Development Corporation, Revenue Refunding
                                                        Bonds (Correctional Capital Facilities), Series A, 6.50%
                                                        due 1/01/2011 (c)                                                     3,795
                          ---------------------------------------------------------------------------------------------------------


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004          9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's    Face
State                     Ratings+  Ratings+   Amount   Municipal Bonds                                                      Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Niagara County, New York, IDA, Solid Waste Disposal Revenue
                                                        Refunding Bonds, AMT:
                          BBB       Baa1     $  8,000         Series A, 5.45% due 11/15/2026                              $   8,659
                          BBB       Baa1        2,000         Series C, 5.625% due 11/15/2024                                 2,144
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25%
                                                        due 11/01/2010 (d)                                                    1,209
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,100   Niagara Falls, New York, Public Water Authority, Water and
                                                        Sewer System Revenue Bonds, Series A, 5.50% due 7/15/2026 (d)         1,152
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,705   Niagara, New York, Frontier Authority, Airport Revenue Bonds
                                                        (Buffalo Niagara International Airport), Series B, 5.50%
                                                        due 4/01/2019 (d)                                                     3,012
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,260   North Country, New York, Development Authority, Solid Waste
                                                        Management System Revenue Refunding Bonds, 6% due 5/15/2015 (c)       1,484
                          ---------------------------------------------------------------------------------------------------------
                                                        North Hempstead, New York, GO, Refunding, Series B (b):
                          AAA       Aaa         1,745         6.40% due 4/01/2013                                             2,126
                          AAA       Aaa           555         6.40% due 4/01/2017                                               698
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,665   Oneida County, New York, IDA, Civic Facilities Revenue Bonds
                                                        (Mohawk Valley), Series A, 5.20% due 2/01/2013 (c)                    1,816
                          ---------------------------------------------------------------------------------------------------------
                                                        Port Authority of New York and New Jersey, Consolidated Revenue
                                                        Bonds, AMT:
                          AAA       Aaa         2,180         97th Series, 6.50% due 7/15/2019 (b)                            2,221
                          AAA       Aaa         2,500         137th Series, 5.125% due 7/15/2030 (c)                          2,585
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,000   Port Authority of New York and New Jersey, Consolidated Revenue
                                                        Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)           4,212
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         4,075   Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                                        Receipts, AMT, Class R, Series 10, 9.654% due 1/15/2017 (c)(f)        4,634
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         7,500   Port Authority of New York and New Jersey Revenue Refunding
                                                        Bonds, DRIVERS, AMT, Series 177, 9.932% due 10/15/2032 (d)(f)         8,890
                          ---------------------------------------------------------------------------------------------------------
                                                        Port Authority of New York and New Jersey, Special Obligation
                                                        Revenue Bonds, AMT (d):
                          AAA       NR*         1,750         DRIVERS, Series 192, 9.431% due 12/01/2025 (f)                  1,993
                          AAA       NR*         5,080         DRIVERS, Series 278, 9.43% due 12/01/2022 (f)                   5,985
                          AAA       Aaa        14,750         (JFK International Air Terminal), Series 6, 6.25%
                                                              due 12/01/2010                                                 16,793
                          AAA       Aaa         7,175         (JFK International Air Terminal LLC), Series 6, 6.25%
                                                              due 12/01/2011                                                  8,228
                          AAA       Aaa         4,425         (Special Project--JFK International Air Terminal),
                                                              Series 6, 6.25% due 12/01/2013                                  5,128
                          AAA       Aaa         7,380         (Special Project--JFK International Air Terminal),
                                                              Series 6, 6.25% due 12/01/2014                                  8,620
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,255   Rensselaer County, New York, IDA, Civic Facility Revenue Bonds
                                                        (Polytech Institute), Series B, 5.50% due 8/01/2022 (a)               1,394
                          ---------------------------------------------------------------------------------------------------------
                          A         A3          4,625   Suffolk County, New York, IDA, IDR (Keyspan-Port Jefferson),
                                                        AMT, 5.25% due 6/01/2027                                              4,736
                          ---------------------------------------------------------------------------------------------------------
                                                        Suffolk County, New York, IDA, Solid Waste Disposal Facility,
                                                        Revenue Refunding Bonds (Ogden Martin System Huntington
                                                        Project), AMT (a):
                          AAA       Aaa         8,530         6% due 10/01/2010                                               9,772
                          AAA       Aaa         9,170         6.15% due 10/01/2011                                           10,661
                          AAA       Aaa         6,470         6.25% due 10/01/2012                                            7,625
                          ---------------------------------------------------------------------------------------------------------
                                                        Tobacco Settlement Financing Corporation of New York Revenue
                                                        Bonds:
                          AAA       Aaa         5,000         Series A-1, 5.25% due 6/01/2020 (a)                             5,439
                          AAA       Aaa         5,000         Series A-1, 5.25% due 6/01/2021 (a)                             5,394
                          AAA       Aaa         2,000         Series A-1, 5.25% due 6/01/2022 (a)                             2,153
                          AA-       A3          2,000         Series C-1, 5.50% due 6/01/2021                                 2,187
                          AA-       A3          1,900         Series C-1, 5.50% due 6/01/2022                                 2,065
                          ---------------------------------------------------------------------------------------------------------
                                                        Triborough Bridge and Tunnel Authority, New York, General
                                                        Purpose Revenue Refunding Bonds (d):
                          AAA       Aaa         2,500         Series A, 5% due 1/01/2032                                      2,562
                          AAA       Aa3         2,305         Series Y, 6% due 1/01/2012 (h)                                  2,653
                          ---------------------------------------------------------------------------------------------------------


10        MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's    Face
State                     Ratings+  Ratings+   Amount   Municipal Bonds                                                      Value
===================================================================================================================================
New York (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Triborough Bridge and Tunnel Authority, New York, Revenue
                                                        Refunding Bonds (d):
                          AAA       Aaa      $  7,000         5.25% due 11/15/2023                                        $   7,532
                          AAA       Aaa        22,175         5% due 11/15/2032                                              22,780
                          AAA       Aaa         1,500         Series B, 5% due 11/15/2032                                     1,541
                          ---------------------------------------------------------------------------------------------------------
                                                        Triborough Bridge and Tunnel Authority, New York, Subordinate
                                                        Revenue Bonds:
                          AAA       Aaa         2,465         5% due 11/15/2028 (a)                                           2,545
                          AAA       Aaa         2,500         5% due 11/15/2032 (b)                                           2,575
                          AAA       Aaa         6,000         Series A, 5.25% due 11/15/2030 (d)                              6,363
                          ---------------------------------------------------------------------------------------------------------
                          NR*       A3          2,500   United Nations Development Corporation, New York, Revenue
                                                        Refunding Bonds, Senior Lien, Series A, 5.25% due 7/01/2020           2,651
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,680   Warren & Washington Counties, New York, IDA, Civic Facility
                                                        Revenue Bonds (Glens Falls Hospital Project), Series A, 5%
                                                        due 12/01/2035 (c)                                                    1,721
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,010   Yonkers, New York, GO, Series A, 5.75% due 10/01/2017 (b)             2,308
===================================================================================================================================
Guam--0.8%
-----------------------------------------------------------------------------------------------------------------------------------
                                                        A.B. Won Guam International Airport Authority, General Revenue
                                                        Refunding Bonds, AMT, Series C (d):
                          AAA       Aaa         2,240         5.25% due 10/01/2021                                            2,412
                          AAA       Aaa         2,050         5.25% due 10/01/2022                                            2,208
===================================================================================================================================
Puerto Rico--10.4%
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Puerto Rico Commonwealth, GO, Refunding, Series A:
                          AAA       Aaa         9,395         4% due 7/01/2031 (b)                                            9,753
                          AAA       Aaa         2,500         5% due 7/01/2031 (c)                                            2,763
                          ---------------------------------------------------------------------------------------------------------
                                                        Puerto Rico Commonwealth Highway and Transportation Authority,
                                                        Transportation Revenue Bonds:
                          AAA       Aaa         1,900         5.25% due 7/01/2018 (b)                                         2,118
                          AAA       Aaa         2,265         Series G, 5.25% due 7/01/2019 (b)                               2,514
                          AAA       Aaa         1,000         Series G, 5.25% due 7/01/2021 (b)                               1,100
                          AAA       Aaa         1,250         Trust Receipts, Class R, Series B, 9.654%
                                                              due 7/01/2035 (d)(f)                                            1,615
                          ---------------------------------------------------------------------------------------------------------
                          A         Baa1        8,495   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                        Transportation Revenue Refunding Bonds, Series D, 5.75%
                                                        due 7/01/2041                                                         9,403
                          ---------------------------------------------------------------------------------------------------------
                                                        Puerto Rico Commonwealth, Public Improvement, GO, Series A:
                          A-        Baa1        4,605         5.25% due 7/01/2019                                             4,974
                          A-        Baa1        7,480         5.25% due 7/01/2020                                             8,040
                          ---------------------------------------------------------------------------------------------------------
                          A-        A3          4,750   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                        Series NN, 5.125% due 7/01/2029                                       4,930
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,000   Puerto Rico Public Buildings Authority, Government Facilities
                                                        Revenue Refunding Bonds, Series J, 5% due 7/01/2036 (a)               3,315
                          ---------------------------------------------------------------------------------------------------------
                                                        Puerto Rico Public Finance Corporation, Commonwealth
                                                        Appropriation Revenue Bonds, Series E:
                          BBB+      Baa2        2,300         5.50% due 2/01/2012 (e)                                         2,626
                          BBB+      Baa2          700         5.50% due 8/01/2029                                               742
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         6,100   Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                                        Series 272, 9.32% due 8/01/2030 (f)                                   7,083
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$785,350)--143.2%                      836,738
                          =========================================================================================================


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004         11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                    Shares
                                    Held                Short-Term Securities                                                Value
                          =========================================================================================================
                                                   52   CMA New York Municipal Money Fund (l)                             $      52
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$52)--0.0%                            52
                          =========================================================================================================
                          Total Investments (Cost--$785,402**)--143.2%                                                      836,790

                          Other Assets Less Liabilities--1.1%                                                                 6,486

                          Preferred Stock, at Redemption Value--(44.3%)                                                    (259,028)
                                                                                                                          ---------
                          Net Assets Applicable to Common Stock--100.0%                                                   $ 584,248
                                                                                                                          =========

*     Not Rated.
** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ............................................      $785,529
                                                                       ========
      Gross unrealized appreciation .............................      $ 51,425
      Gross unrealized depreciation .............................          (164)
                                                                       --------
      Net unrealized appreciation ...............................      $ 51,261
                                                                       ========

+     Ratings of issues shown are unaudited.
(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.
(h)   Escrowed to maturity.
(i)   FHA Insured.
(j)   CIFG Insured.
(k)   Radian Insured.
(l) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                     8              $6
      --------------------------------------------------------------------------

(m) All or a portion of security held as collateral in connection with open future contracts. Forward interest rate swaps outstanding as of October 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to the
      change in 7-Day Bond Market Association
      Municipal Swap Index Rate and pay a
      fixed rate equal to 3.679% interest

      Broker, Morgan Stanley Capital
      Services, Inc.
      Expires December 2014                             $83,000        $(1,493)
      --------------------------------------------------------------------------

      Financial futures contracts sold as of October 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                         Expiration       Face        Unrealized
      Contracts           Issue            Date          Value      Depreciation
      --------------------------------------------------------------------------
       405            10-Year U.S.
                      Treasury Notes   December 2004    $45,569        $(424)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12        MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

Statement of Net Assets

As of October 31, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$785,350,281)                                                                    $ 836,737,933
                       Investments in affiliated securities, at value (identified
                        cost--$51,720)                                                                                51,720
                       Cash .............................................................                             52,302
                       Receivables:
                          Securities sold ...............................................    $  17,163,797
                          Interest ......................................................       14,883,579
                          Dividends from affiliates .....................................                2        32,047,378
                                                                                             -------------
                       Prepaid expenses .................................................                             13,376
                                                                                                               -------------
                       Total assets .....................................................                        868,902,709
                                                                                                               -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ...........                          1,493,004
                       Payables:
                          Securities purchased ..........................................       23,139,795
                          Investment adviser ............................................          401,824
                          Dividends to Common Stock shareholders ........................          342,453
                          Variation margin ..............................................          151,875
                          Other affiliates ..............................................            5,813        24,041,760
                                                                                             -------------
                       Accrued expenses and other liabilities ...........................                             92,777
                                                                                                               -------------
                       Total liabilities ................................................                         25,627,541
                                                                                                               -------------
============================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per share
                        (1,700 Series A Shares, 1,700 Series B Shares, 2,800 Series C
                        Shares, 1,960 Series D Shares and 2,200 Series E Shares of AMPS*
                        authorized, issued and outstanding at $25,000 per share
                        liquidation preference) .........................................                        259,027,507
                                                                                                               -------------
============================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ............................                      $ 584,247,661
                                                                                                               =============
============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (39,445,962 shares issued
                        and outstanding) ................................................                      $   3,944,596
                       Paid-in capital in excess of par .................................                        557,669,466
                       Undistributed investment income--net .............................    $   7,444,216
                       Accumulated realized capital losses--net .........................      (34,279,762)
                       Unrealized appreciation--net .....................................       49,469,145
                                                                                             -------------
                       Total accumulated earnings--net ..................................                         22,633,599
                                                                                                               -------------
                       Total--Equivalent to $14.81 net asset value per share of Common
                        Stock (market price--$13.20) ....................................                      $ 584,247,661
                                                                                                               =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004         13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended October 31, 2004
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                       Interest .........................................................                      $  41,507,640
                       Dividends from affiliates ........................................                              6,105
                                                                                                               -------------
                       Total income .....................................................                         41,513,745
                                                                                                               -------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................    $   4,174,910
                       Commission fees ..................................................          660,860
                       Accounting services ..............................................          246,467
                       Transfer agent fees ..............................................           96,969
                       Printing and shareholder reports .................................           54,879
                       Professional fees ................................................           54,617
                       Custodian fees ...................................................           43,369
                       Listing fees .....................................................           30,495
                       Directors' fees and expenses .....................................           26,692
                       Pricing fees .....................................................           25,846
                       Other ............................................................           51,245
                                                                                             -------------
                       Total expenses before reimbursement ..............................        5,466,349
                       Reimbursement of expenses ........................................           (4,248)
                                                                                             -------------
                       Total expenses after reimbursement ...............................                          5,462,101
                                                                                                               -------------
                       Investment income--net ...........................................                         36,051,644
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net ..............................................       (6,644,150)
                          Forward interest rate swaps and futures contracts--net ........       (8,740,783)      (15,384,933)
                                                                                             -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ..............................................       14,024,768
                          Forward interest rate swaps and futures contracts--net ........          991,058        15,015,826
                                                                                             -------------------------------
                       Total realized and unrealized loss--net ..........................                           (369,107)
                                                                                                               -------------
============================================================================================================================
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................                         (2,455,390)
                                                                                                               -------------
                       Net Increase in Net Assets Resulting from Operations .............                      $  33,227,147
                                                                                                               =============

      See Notes to Financial Statements.


14        MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

Statements of Changes in Net Assets

                                                                                                    For the Year Ended
                                                                                                        October 31,
                                                                                             -------------------------------
Increase (Decrease) in Net Assets:                                                                2004              2003
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................    $  36,051,644     $  38,408,538
                       Realized gain (loss)--net ........................................      (15,384,933)       12,352,354
                       Change in unrealized appreciation/depreciation--net ..............       15,015,826       (15,964,533)
                       Dividends to Preferred Stock shareholders ........................       (2,455,390)       (2,950,941)
                                                                                             -------------------------------
                       Net increase in net assets resulting from operations .............       33,227,147        31,845,418
                                                                                             -------------------------------
============================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................      (33,004,436)      (32,613,922)
                                                                                             -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders ..............................................      (33,004,436)      (32,613,922)
                                                                                             -------------------------------
============================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common Stock          222,711          (768,504)
                       Beginning of year ................................................      584,024,950       584,793,454
                                                                                             -------------------------------
                       End of year* .....................................................    $ 584,247,661     $ 584,024,950
                                                                                             ===============================
                          * Undistributed investment income--net ........................    $   7,444,216     $   6,852,398
                                                                                             ===============================

      See Notes to Financial Statements.


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004         15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                             For the Year Ended October 31,
                                                                   -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004          2003          2002         2001         2000
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ......   $ 14.81       $ 14.83       $ 15.01      $ 13.76      $ 13.02
                                                                   -------------------------------------------------------------
                       Investment income--net ..................       .91++         .97++         .94          .96          .87
                       Realized and unrealized gain
                        (loss)--net ............................      (.01)         (.09)         (.19)        1.26          .90
                       Dividends and distributions to
                        Preferred Stock shareholders:
                          Investment income--net ...............      (.06)         (.07)         (.10)        (.20)        (.25)
                          Realized gain--net ...................        --            --            --@          --           --
                                                                   -------------------------------------------------------------
                       Total from investment operations ........       .84           .81           .65         2.02         1.52
                                                                   -------------------------------------------------------------
                       Less dividends and distributions
                        to Common Stock shareholders:
                          Investment income--net ...............      (.84)         (.83)         (.83)        (.77)        (.78)
                          Realized gain--net ...................        --            --            --@          --           --
                                                                   -------------------------------------------------------------
                       Total dividends and distributions
                        to Common Stock shareholders ...........      (.84)         (.83)         (.83)        (.77)        (.78)
                                                                   -------------------------------------------------------------
                       Net asset value, end of year ............   $ 14.81       $ 14.81       $ 14.83      $ 15.01      $ 13.76
                                                                   =============================================================
                       Market price per share, end of year .....   $ 13.20       $ 13.25       $ 13.36      $ 14.02      $ 12.25
                                                                   =============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ......      6.53%         6.19%         4.97%       15.57%       12.79%
                                                                   =============================================================
                       Based on market price per share .........      6.13%         5.45%         1.24%       21.26%        5.11%
                                                                   =============================================================
================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
--------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of
                        reimbursement and excluding
                        reorganization expenses** ..............       .94%          .94%          .96%         .97%        1.01%
                                                                   =============================================================
                       Total expenses, excluding
                        reorganization expenses** ..............       .95%          .94%          .96%         .97%        1.01%
                                                                   =============================================================
                       Total expenses** ........................       .95%          .94%          .96%         .97%        1.16%
                                                                   =============================================================
                       Total investment income--net** ..........      6.23%         6.49%         6.37%        6.66%        7.21%
                                                                   =============================================================
                       Amount of dividends to Preferred
                        Stock shareholders .....................       .42%          .50%          .66%        1.38%        1.93%
                                                                   =============================================================
                       Investment income--net, to Common
                        Stock shareholders .....................      5.81%         5.99%         5.71%        5.28%        5.28%
                                                                   =============================================================
================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
--------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of
                        reimbursement and excluding
                        reorganization expenses ................       .65%          .65%          .66%         .67%         .68%
                                                                   =============================================================
                       Total expenses, excluding
                        reorganization expenses ................       .65%          .65%          .66%         .67%         .68%
                                                                   =============================================================
                       Total expenses ..........................       .65%          .65%          .66%         .67%         .78%
                                                                   =============================================================
                       Total investment income--net ............      4.31%         4.51%         4.41%        4.59%        4.82%
                                                                   =============================================================
================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
--------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock
                        shareholders ...........................       .95%         1.13%         1.49%        3.07%        3.91%
                                                                   =============================================================


16        MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

Financial Highlights (concluded)

                                                                               For the Year Ended October 31,
The following per share data and ratios have been derived         --------------------------------------------------------
from information provided in the financial statements.              2004        2003        2002        2001        2000
==========================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common
                        Stock, end of year (in thousands) .....   $584,248    $584,025    $584,793    $591,942    $542,709
                                                                  ========================================================
                       Preferred Stock outstanding, end
                        of year (in thousands) ................   $259,000    $259,000    $259,000    $259,000    $259,000
                                                                  ========================================================
                       Portfolio turnover .....................      19.91%      51.89%      87.56%      83.08%     148.51%
                                                                  ========================================================
==========================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ..............   $  3,256    $  3,255    $  3,258    $  3,285    $  3,095
                                                                  ========================================================
==========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
--------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net .......   $    254    $    249    $    334    $    791    $    980
                                                                  ========================================================
                       Series B--Investment income--net .......   $    203    $    232    $    305    $    731    $    941
                                                                  ========================================================
                       Series C+--Investment income--net ......   $    240    $    214    $    356    $    774    $    661
                                                                  ========================================================
                       Series D+--Investment income--net ......   $    231    $    454    $    503    $    715    $    634
                                                                  ========================================================
                       Series E+--Investment income--net ......   $    251    $    255    $    356    $    812    $    653
                                                                  ========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Series C, Series D and Series E were issued on March 6, 2000.
++    Based on average shares outstanding.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004         17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


18        MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

Notes to Financial Statements (concluded)

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the year ended October 31, 2004, FAM reimbursed the Fund in the amount of $4,248.

For the year ended October 31, 2004, the Fund reimbursed FAM $16,087 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $247,795,449 and $156,836,816, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stocks are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were as follows:
Series A, 1.459%; Series B, 1.40%; Series C, 1.20%; Series D, 1.40%; and Series E, 1.40%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $253,691 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.070000 per share on November 29, 2004 to shareholders of record on November 12, 2004.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                  10/31/2004          10/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $35,459,826         $35,564,863
                                                 ===============================
Total distributions ....................         $35,459,826         $35,564,863
                                                 ===============================

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  7,289,401
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           7,289,401
Capital loss carryforward ...............................         (28,156,850)*
Unrealized gains--net ...................................          43,501,048**
                                                                 ------------
Total accumulated earnings--net .........................        $ 22,633,599
                                                                 ============

* On October 31, 2004, the Fund had a net capital loss carryforward of $28,156,850, of which $8,566,493 expires in 2008, $3,007,157 expires in
      2010 and $16,583,200 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the realization for tax purposes of unrealized gains on certain future contracts.


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004         19

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniYield New York Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield New York Insured Fund, Inc. as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield New York Insured Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 14, 2004

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniYield New York Insured Fund, Inc. during its taxable year ended October 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.


20        MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of October 31, 2004 were as follows:

--------------------------------------------------------------------------------
Quality Rating                                                        Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ......................................................         88.4%
AA/Aa ........................................................          2.0
A/A ..........................................................          7.9
BBB/Baa ......................................................          1.7
Other* .......................................................          --**
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.
**    Holdings are less than 0.1%.

Dividend Policy (unaudited)

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004         21

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial


22        MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004
owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004         23

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Director              ("FAM")-advised funds since 1999; Chairman
            Age: 64                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since 1996   38 Funds        None
Bodurtha    Princeton, NJ               present  and Executive Vice President thereof from 1996 to     55 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 60                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of Employee     38 Funds        Kimco Realty
            Princeton, NJ               present  Benefit Assets of the Association of Financial        55 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 69                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer
                                                 of International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of
                                                 the Investment Advisory Committee of the State of
                                                 New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management Company
                                                 from 1992 to 2004, Vice Chairman thereof from 1998
                                                 to 2004 and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of
                                                 the Virginia Retirement System since 1998 and Vice
                                                 Chairman thereof since 2002; Director, Montpelier
                                                 Foundation since 1998 and its Vice Chairman since
                                                 2000; Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust for
                                                 Historic Preservation since 2000.


24        MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1992 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 65                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the Board
            Age: 62                              of Governors thereof from 1994 to 1997; Shareholder,
                                                 Poole, Kelly & Ramo, Attorneys at Law, P.C. from
                                                 1977 to 1993; Director of ECMC Group (service
                                                 provider to students, schools and lenders) since
                                                 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976; Vice President, American
                                                 Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 67                              of Salomon Brothers equity mutual funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock Research and
                                                 U.S. Equity Strategist at Salomon Brothers from 1975
                                                 to 1991; Trustee, Common fund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Advisors, Inc. (investment       39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of R.P.P.
            Age: 71                              Corporation (manufacturing company) since 1978;
                                                 Director of International Mobile Communications,
                                                 Incorporated (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004         25

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of MLIM Taxation since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  President    present  Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  President    present  Management) of MLIM from 1998 to 2000.
            08543-9011
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MYN

 ------------------------------------------------------------------------------
 Andre F. Perold resigned as a Director of the Fund effective October 22, 2004.
 ------------------------------------------------------------------------------


26        MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


          MUNIYIELD NEW YORK INSURED FUND, INC.      OCTOBER 31, 2004         27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniYield New York Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniYield New York Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #16159 -- 10/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2004 - $28,000
                                  Fiscal Year Ending October 31, 2003 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2004 - $3,000
                                  Fiscal Year Ending October 31, 2003 - $5,600

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2004 - $5,610
                                  Fiscal Year Ending October 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2004 - $0
                                  Fiscal Year Ending October 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2004 - $13,270,096
             Fiscal Year Ending October 31, 2003 - $18,737,552

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Joe Grills
         Herbert I. London
         Andre F. Perold (resigned as of October 1, 2004)
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniYield New York Insured Fund, Inc.


By: /s/ Terry K. Glenn
    -----------------------
    Terry K. Glenn,
    President of
    MuniYield New York Insured Fund, Inc.

Date: December 13, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    -----------------------
    Terry K. Glenn,
    President of
    MuniYield New York Insured Fund, Inc.

Date: December 13, 2004


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniYield New York Insured Fund, Inc.

Date: December 13, 2004